UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2024

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	WWR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 4, 2024, Westwater Resources, Inc. (the “Company”) and SK On Co., Ltd. (“SK On”) entered into a Products Procurement Agreement (the “Procurement Agreement”).

Pursuant to the terms of the Procurement Agreement, SK On will purchase CSPG-10 natural graphite anode products (the “Product”) from the Company. Under the terms of the Procurement Agreement, SK On will be obligated to purchase, on an annual basis, a quantity of Product equal to a percentage of the forecasted volume required by SK On (the “Minimum Purchase Amount”), provided that the Minimum Purchase Amount may be increased from time to time by the mutual agreement of the parties.  The forecasted volumes required by SK On are set forth on Schedule 2 of the Procurement Agreement and the forecasted volume in the final year of the Procurement Agreement is 10,000 mt of Product.

The foregoing description of the Procurement Agreement is qualified in its entirety by reference to the full text of the Procurement Agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On February 5, 2024, the Company issued a press release announcing entry into the Procurement Agreement.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Products Procurement Agreement between the Company and SK On Co., Ltd.

99.1	Press release dated February 5, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2024

WESTWATER RESOURCES, INC.

By:	/s/ Steven M. Cates

Name:	Steven M. Cates
Title:	Senior Vice President–Finance and Chief Financial Officer